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                                    FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 25049


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                           the Securities Act of 1934

Date of Report (Date of earliest event reported):  January 15, 1999.


                        Wallace Computer Services, Inc.
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             (Exact name of registrant as specified in its charter)



         Delaware                   1-6528                   36-2515832
----------------------------    ----------------    ----------------------------
(State or other jurisdiction    (Commission file    (IRS Employer Identification
of incorporation)               Number)             Number)


2275 Cabot Drive, Lisle, Illinois 60532                             60532
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(Address of principal executive offices)                           Zip Code


Registrant's telephone number, including area code:  (630) 588-5000

                                 Not applicable
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         (Former name or former address, if changed since last report)







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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (a) -- (b) Not applicable.

     (c)     Exhibits.

               Final Form of Purchase Agreement





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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                    WALLACE COMPUTER SERVICES, INC.




Date: January 18, 1999              By:   /s/ Michael T. Leatherman
                                       --------------------------------
                                          Michael T. Leatherman
                                          Executive Vice President and
                                          Chief Financial Officer





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                                 EXHIBIT INDEX



                                                                  Sequentially
  Exhibit                                                           Numbered
  Number           Description of Exhibit                             Page
  ------           ---------------------------------------        ------------

  3                   Final Form of Purchase Agreement                  1




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